                                                                  EXHIBIT 10.30

                                Amendment No. 1

Silicon Systems, Inc. ("SSi") and Smartflex Systems, Inc. ("SfS")) hereby agree to amend the Facilities and Services Agreement, dated July 18, 1996 (the "Agreement"), as hereinafter specified.

1. With effect from January 1, 1997, Exhibit A is revised to read per the attachment hereto to reflect elimination of the pro rata charge associated with the Parking Lot (as the term is defined in the Agreement) in accordance with
Section 1.5 of the Agreement.

Except as specifically set forth herein, the Agreement, as originally executed, shall remain in full force and effect.

AGREED TO:

Silicon Systems, Inc.                         Smartflex Systems, Inc.

By:     [SIG]                                 By:     [SIG]
       -------------------------                     -----------------------
Title:  Sr. V.P. & CFO                        Title:  Corp. Controller
       -------------------------                     -----------------------
Date:   2/28/97                               Date:   2/27/97
       -------------------------                     -----------------------

                                   Exhibit A
                                    Summary


Service                                                         Amount
-------                                                         ------

Nitrogen Usage                  To be calculated based on actual usage

Human Resources                                                 3,254

Finance                                                           225

MIS - PC Support and Communications-Phone                       4,542

Facilities                                                     22,147
                                                               ------

Total Allocation per Month                                     30,168
                                                               ======

                                   Exhibit A
                               Smartflex Charges
                                Human Resources                  12/09/96


                                                         Current
Service                                                  Amount
-------                                                  -------

Health & Safety
        Monthly EH&S Support Services                      2,500
        Based on 20 hours/week

Training & Development
        Hourly Labor Rate                       40.44
        Hours per month on SfS                      8
        Subtotal                                  324
        Burden: 133.0%                            430        754
                                              -------

                        Subtotal HR                        3,254
                                                           -----





                                                                 Pg 2 of 4

                                   Exhibit A
                               Smartflex Charges
                          Finance, Communications, MIS           12/09/96


                                                                 Current
Service                                                          Amount
-------                                                          -------
Credit & Collections
        Total Credit Report cost (yearly)        18,000
        SfS percentage use                           15%
                                                 ------
        Subtotal Monthly Credit Report cost         225


                   Subtotal Finance                                  225

Communications
        Installation and Training                 28.75
        Hours per month                              12
                                                 ------
                                                    345

Personal Computers
        PC Support and purchasing                 28.75
        Hours per month                               1
                                                 ------
                                                     29

        Subtotal Unburdened MIS                     374
        Burden: 45%                                 168
                                                 ------

                   Subtotal Communications/MIS                       542

Telephone-voicemail, hardware                                      4,000

                   Subtotal Corporate Services                     4,767
                                                                   -----



                                                                     Pg 3 of 4

                                   Exhibit A
                               Smartflex Charges
                                   Facilities                   12/09/96


Service                                                          Amount
-------                                                          ------
Security Service
        Monthly Security Labor                   24,533
        Total Sq. footage Bldgs. A,B,C,D,E      279,183
                                                -------
        Security Labor Cost per sq. foot           0.09
        Total SfS sq. footage                    43,640
                                                -------
         subtotal Unburdened Security Labor       3,835
        Burden: 27%                               1,035
                                                -------
                        Subtotal Security                          4,870

Admin Services
        Postage per month                         2,917
        SfS %                                      0.25
                                                -------
         subtotal Postage                           729

        Mail Labor Rate                           13.00
        SfS Hours per month                          20
                                                -------
         subtotal Mail Support                      260

        Subtotal Unburdened Admin Services          989
        Burden: 6%                                   59

        Paper per month                             904

                        Subtotal Admin Services                    1,952

Rent

        Finance/Warehouse
        -----------------
        Bldg. E Rent per sq. foot                  0.27
        SfS total square footage                  6,655
                                                -------
        subtotal Bldg E rent.                     1,797

        Note: Bldg. D Rent billed to SfS
              directly - Building & Parking.

                Subtotal Rent                                      1,797

Facilities Support

        Facilities Support
            Expense per Sqft./Mo.                 $0.31

        Building D - Assy & Admin
            36,985 Sqft.                         11,465

        Building E - Finance & Warehouse
            6,655 Sqft.                           2,063

                Subtotal Facilities Support                       13,528

                Subtotal Facilities                               22,147
                                                                 -------



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